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EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350



In connection with the accompanying Quarterly Report on Form 10-Q of 9278 Communications, Inc. (the "Company") for the period ended March 31, 2003 (the "Report"), I, Sajid B Kapadia, Chief Executive Officer and Principal Accounting Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 20, 2003                          /s/ Sajid Kapadia
                                            ----------------------------------
                                                 Sajid Kapadia
                                                 Chief Executive Officer and
                                                 Principal Accounting Officer